                             AMENDMENT NO. 2
                            CREDIT AGREEMENT

         AMENDMENT NO. 2 TO CREDIT AGREEMENT, dated as of February 24, 1998 (this "Amendment No. 2"), among OLSTEN CORPORATION, a corporation organized under the laws of the State of Delaware (the "Borrower"), each of the Banks which is signatory hereto and THE CHASE MANHATTAN BANK, a New York banking corporation, as agent for the Banks (in such capacity, the "Agent").

                                RECITALS:
                                ---------

         A. The parties hereto entered into that certain Credit Agreement, dated as of August 9, 1996, as amended by Amendment No. 1, dated as of August 27, 1997 (the "Credit Agreement").

         B. The Borrower has requested that the Credit Agreement be amended as set forth herein, and certain requirements under the Credit Agreement be waived, as specified herein, and the Banks have agreed to such amendment and waiver, subject to the terms and conditions of this Amendment No. 2.

         C. Any capitalized terms used herein and not defined herein shall have the meanings ascribed to such terms in the Credit Agreement.

    NOW, THEREFORE, the parties hereto agree as follows:

                              ARTICLE 1.
                    AMENDMENTS TO CREDIT AGREEMENT

         The amendments set forth in this Amendment No. 2 shall be deemed to be an amendment to the Credit Agreement and shall not be construed in any way as a replacement or substitution therefor. All of the terms and provisions of this Amendment No. 2 are hereby incorporated by reference into the Credit Agreement as if such terms were set forth in full therein.

         Section 1.1. "Schedule 6.10" to the Credit Agreement is hereby amended by adding new paragraph d. immediately following and below the last sentence of paragraph c. under the heading "2) Long Term Debt:", which new paragraph d. shall be and read in its entirety as follows:

         "d. The issuance by Olsten International B.V., a corporation organized and existing under the laws of the Netherlands and a wholly-owned subsidiary of the Borrower ("Olsten B.V.") of up to $US 300,000,000 principal amount due on a date which is not less than seven years, but not more than twelve years from the date of issuance thereof (the "Olsten B.V. Notes"), of which up to $US 200,000,000 shall be denominated in French Francs and underwritten by Credit Lyonnais, as lead manager and up to $US 100,000,000 shall be denominated in Deutsche Marks and underwritten by SBC Warburg Dillon Read Inc., as lead manager."

         Section 1.2. Schedule 6.10 to the Credit Agreement is further amended by adding a new paragraph c. immediately following and below the last sentence of paragraph b. under the heading "3) Guarantees:" which new paragraph c. shall be and read in its entirety as follows:

         "c. Unconditional guarantee by the Borrower of the payment obligations of Olsten B.V. with respect to the Olsten B.V. Notes."

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         Section 1.3.  Section 8.3(a) of the Credit  Agreement is hereby amended by adding a new subclause (vii) immediately following and below clause (a)(vi) thereof, and immediately above clause (b), which new subclause (vii) shall be and read in its entirety as follows:

         "(vii) the repurchase of shares by Borrower of its issued and outstanding Common Stock, par value $.10 per share, in an amount up to $US 100,000,000, provided, however, that such share repurchase does not result in a Default or an Event of Default hereunder, including without limitation, Article 9 hereof."


                              ARTICLE 2.
                    REPRESENTATIONS AND WARRANTIES

         The Borrower hereby represents and warrants to the Banks that:

         Section 2.1. Except to the extent previously disclosed in writing to the Banks, each and every of the representations and warranties set forth in
Article 6 of the Credit Agreement is true as of the date hereof with respect to the Borrower and, to the extent applicable, the Guarantor and each of their Subsidiaries and with the same effect as though made on the date hereof, and is hereby incorporated herein in full by reference as if fully restated herein in its entirety. In addition, in order to induce the Banks to enter into this Amendment, the Borrower hereby covenants, represents and warrants to the Banks that since December 28, 1997, there has been no material adverse change in the business, operations, properties or financial condition of the Borrower or of the Borrower, Guarantor and their Subsidiaries taken as a whole.

         Section 2.2. To induce the Banks and the Agent to enter into this Amendment No. 2 and to continue to make advances to the Borrower pursuant to the Credit Agreement, as amended hereby, the Borrower hereby acknowledges and agrees that, as of the date hereof, and after giving effect to the terms hereof, there exists (i) no Event of Default (or any event which, with the giving of notice or the passage of time, or both, would constitute an Event of Default); and (ii) no right of offset, defense, counterclaim, claim or objection in favor of the Borrower arising out of or with respect to any of the Obligations.

         Section 2.3. The Borrower has the corporate power and authority to enter into, perform and deliver this Amendment No. 2 and any other documents, instruments, agreements or other writings to be delivered in connection herewith. This Amendment No. 2 and all documents contemplated hereby or delivered in connection herewith, have each been duly authorized, executed and delivered and the transactions contemplated herein have been duly authorized.

         Section 2.4. This Amendment No. 2 and any other documents, agreements or instruments now or hereafter executed and delivered to the Banks by the Borrower in connection herewith constitute (or shall, when delivered, constitute) valid and legally binding obligations of Borrower, each of which is and shall be enforceable against Borrower in accordance with their respective terms.

         Section 2.5. No representation, warranty or statement by the Borrower contained herein or in any other document to be furnished by the Borrower in connection herewith contains, or at the time of delivery shall contain, any untrue statement of material fact, or omits or at the time of delivery shall omit to state a material fact necessary to make such representation, warranty or statement not misleading.

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         Section 2.6. No consent, waiver or approval of any entity is or will be required in connection with the execution, delivery, performance, validity or enforcement of this Amendment No. 2, or any other agreements, instruments or documents to be executed and/or delivered in connection herewith or pursuant hereto.


                              ARTICLE 3.
                            MISCELLANEOUS

         Section 3.1. This Amendment No.2 may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument, and any party hereto may execute this Amendment No. 2 by signing any such counterpart.

         Section 3.2. This Amendment No.2 shall be effective when, and only when, the Agent shall have received counterparts of this Amendment No. 2 executed by the Borrower and each of the Banks.

         Section 3.3. This Amendment No.2 shall be governed by, and interpreted and construed in accordance with, the laws of the State of New York (without giving effect to the conflict of laws provisions thereof).

         Section 3.4. On and after the effective date of this Amendment No. 2, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof" or words of like import referring to the Credit Agreement, and each reference in the Facility Documents to "the Credit Agreement", "thereunder", "thereof" or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement as amended by this Amendment No. 2. The Credit Agreement, as amended by this Amendment No. 2, is and shall continue to be in full force and effect and is hereby in all respects ratified and confirmed.

         Section 3.5. The Borrower agrees to take such further actions as the Agent shall reasonably request in connection herewith to evidence the amendments herein contained to the Credit Agreement.


     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the day and year first above written.

                                      OLSTEN CORPORATION

                                      By:/s/ Laurin L. Laderoute, Jr.
                                         ----------------------------
                                      Name:   Laurin L. Laderoute, Jr.
                                      Title:  Vice President


                                      THE CHASE MANHATTAN BANK, as
                                         Agent and a Bank

                                      By:/s/ Sallyanne K. Ballweg
                                         ------------------------
                                      Name:   Sallyanne K. Ballweg
                                      Title:  Vice President



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                                      NATIONSBANK, N.A.

                                      By:/s/ Michael Sylvester
                                         ---------------------
                                      Name:   Michael Sylvester
                                      Title:  Vice President


                                      WELLS FARGO BANK, N.A.

                                      By:/s/ Frieda Youlios and Judy A. Vodhanel
                                         ---------------------------------------
                                      Name:Frieda Youlios and Judy A. Vodhanel
                                      Title:  Vice President and Vice President


                                      DRESDNER BANK AG, New York Branch
                                         and Grand Cayman Branch

                                      By:/s/ A. Nesi
                                         -----------
                                      Name:   A. Nesi
                                      Title:  Vice President

                                      By:/s/ Felix K. Camacho
                                         --------------------
                                      Name:  Felix K. Camacho
                                      Title:  Assistant Treasurer


                                      FIRST UNION NATIONAL BANK

                                      By:/s/ John J. Wedemeyer
                                         ---------------------
                                      Name:   John J. Wedemeyer
                                      Title:  Sr. Vice President


                                      FLEET BANK, NATIONAL ASSOCIATION

                                      By:/s/ Philip A. Davi
                                         ------------------
                                      Name:   Philip A. Davi
                                      Title:  Vice President


                                      CREDIT LYONNAIS, NEW YORK BRANCH

                                      By:/s/ Vladimir Labun
                                         ------------------
                                      Name:   Vladimir Labun
                                      Title:  First Vice President - Manager







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                                      EUROPEAN AMERICAN BANK

                                      By:/s/ Richard Romano
                                         ------------------
                                      Name:  Richard Romano
                                      Title:  Vice President


                                      KEYBANK NATIONAL ASSOCIATION

                                      By:/s/ Marianne T. Meil
                                         --------------------
                                      Name:   Marianne T. Meil
                                      Title:  Vice President


                                      MARINE MIDLAND BANK

                                      By:/s/ Robin M. Coleman
                                         --------------------
                                      Name:   Robin M. Coleman
                                      Title:  Vice President


                                      THE BANK OF NEW YORK

                                      By:/s/ Russell A. Burr
                                         -------------------
                                      Name:   Russell A. Burr
                                      Title:  Senior Vice President